EXHIBIT 10.5


                                AMENDMENT TO THE
                              HANOVER DIRECT, INC.
                        DIRECTORS CHANGE OF CONTROL PLAN

                               Amendment Number 1

         WHEREAS, Hanover Direct, Inc. (the "Company") maintains the Hanover Direct, Inc. Directors Change of Control Plan (the "Plan"); and

         WHEREAS, pursuant to Section 8 of the Plan, the Company has the right at any time to amend the Plan (except under certain circumstances set forth in said Section 8 which are not applicable in the instant case); and

         WHEREAS, the Company now desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended, effective as of August 1, 2001, as follows:

         FIRST: Section 2.2(ii)(a)(II) of the Plan is hereby amended to read in its entirety as follows:

                  "(II) any sale or series of sales since April 27, 2001 involving an aggregate of fifty percent (50%) or more of the market value of Hanover's assets (for this purpose, said 50% amount shall be deemed to be $107.6 million); or"

         SECOND: Section 2.2 (ii)(B)(II) of the Plan is hereby amended to read in its entirety as follows:

                  "(II) a Transaction (other than as described in clause
         (ii)(A)(II) of this definition) immediately following which the shareholders of Hanover immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity."

         THIRD: Except to the extent hereinabove set forth, the Plan shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this Amendment Number 1 to be executed by a duly authorized officer this 29th day of April, 2002.

                                        HANOVER DIRECT, INC.


                                        By: /s/ Charles F. Messina
                                           ------------------------------
                                        Name: Charles F. Messina
                                             ----------------------------
                                        Title: EVP/CAO
                                              ---------------------------

                                      -2-